UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2014

CHINDEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24624	13-3097642
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

4340 EAST WEST HIGHWAY, SUITE 1100
BETHESDA, MARYLAND	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 215−7777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On September 29, 2014, pursuant to the terms of an Amended and Restated Agreement and Plan of Merger, dated as of April 18, 2014 (the “Amended and Restated Merger Agreement”), as amended by Amendment No. 1 (“Amendment No. 1”) of the Amended and Restated Merger Agreement on August 6, 2014, and as further amended by Amendment No. 2 (“Amendment No. 2”) of the Amended and Restated Merger Agreement on September 29, 2014 (as so amended, the “Merger Agreement”) by and among Chindex International, Inc., a Delaware corporation (the “Company”), Healthy Harmony Holdings, L.P., a Cayman Islands limited partnership (“Parent”), and Healthy Harmony Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), Merger Sub was merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Parent. Parent is owned by TPG Asia VI, L.P., a Cayman Islands limited partnership (“TPG”), Fosun Industrial Co., Limited, a corporation organized under the laws of Hong Kong (“Fosun”) and a wholly-owned subsidiary of Shanghai Fosun Pharmaceutical (Group) Co., Ltd., Ms. Roberta Lipson (“Ms. Lipson”), the Chief Executive Officer and President of the Company, the Benjamin Lipson Plafker Trust, the Daniel Lipson Plafker Trust, the Jonathan Lipson Plafker Trust, the Ariel Benjamin Lee Trust (Ms. Lipson and such trusts, collectively, the “RL Rollover Investors”) and the Additional Rollover Stockholders (as defined in Item 2.01 below).

Item 1.01            Entry into a Material Definitive Agreement.

On September 29, 2014, the Company entered into Amendment No. 2 with Parent and Merger Sub. Amendment No. 2 updated the shares of Company Stock (as defined in Item 2.01 below) being rolled over in the Merger by the RL Rollover Investors in order to conform to Amendment No. 1, dated as of September 29, 2014 (“SA Amendment No. 1”), of the First Amended and Restated Support Agreement, dated as of August 6, 2014, by and among Parent, TPG, Fosun, the RL Rollover Investors, Elyse Beth Silverberg and Lawrence Pemble, which updated the shares of Company Stock being rolled over in the Merger by the RL Rollover Investors. Amendment No. 2 did not amend any of the terms and conditions of the Amended and Restated Merger Agreement, as amended by Amendment No. 1, applicable to the Company’s unaffiliated stockholders (including the Merger Consideration (as defined in Item 2.01 below)).

Item 2.01           Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Items 3.03, 5.01, 5.02 and 5.03 of this report is incorporated herein by reference.

At the effective time of the Merger (the “Effective Time”), each share of the Company’s common stock (the “Common Stock”) and Class B common stock (together with the Common Stock, the “Company Stock”) issued and outstanding immediately prior to the Effective Time (other than (i) shares held by Parent, Merger Sub and any other subsidiary of Parent (including all shares contributed to Parent by Fosun, the RL Rollover Investors and the Additional Rollover Stockholders (as defined below)), (ii) shares held in treasury or owned by any subsidiary of the Company, and (iii) shares as to which statutory appraisal rights have been perfected under Delaware law) was converted into the right to receive $24.00 in cash, without interest (the “Merger Consideration”), and net of any taxes required to be withheld therefrom, whereupon all such shares were automatically cancelled and ceased to exist, and the holders of such shares ceased to have any rights with respect thereto other than the right to receive the Merger Consideration. The “Additional Rollover Stockholders” consist of 49 employees of the Company as agreed between Parent and the Company.

At the Effective Time, each outstanding option to purchase Company Stock (other than certain options that were converted into options to acquire limited partnership interests in Parent), whether or not the option was vested and exercisable, was cancelled and the holder of such stock option became entitled to receive a cash payment, without interest and net of any taxes required to be withheld therefrom, equal to the product of (i) the number of shares of Company Stock subject to the option as of the Effective Time, multiplied by (ii) the excess (if any) of $24.00 over the exercise price per share of Company Stock subject to such option. Each outstanding restricted share of Company Stock (other than certain shares of restricted stock that were converted into limited partnership interests in Parent) was fully vested and free of any forfeiture restrictions upon the Merger and treated in the same manner as all other shares of Company Stock. With respect to the Company’s performance restricted stock units (other than certain performance restricted stock units that were converted into similar awards of Parent), (i) those that had been earned by attainment of specified performance measures but were still subject to time-vesting were fully vested and free of any forfeiture restrictions immediately prior to the Effective Time and (ii) those whose performance period had not been completed at the time of the Merger vested at target performance levels upon the Merger. In each case, such performance restricted stock units were converted into the right to receive in cash the Merger Consideration per share.

The aggregate Merger Consideration was approximately $461 million, which was funded by cash contributed by TPG, a combination of cash and equity contributed by Fosun and equity contributed by the RL Rollover Investors and the Additional Rollover Stockholders.

The foregoing summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of (i) the Amended and Restated Merger Agreement, which is incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 21, 2014, (ii) Amendment No. 1, which is incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 7, 2014, (iii) Amendment No. 2, a copy of which is attached as Exhibit 2.1 to this report and is incorporated herein by reference, and (iv) SA Amendment No. 1, a copy of which is attached as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 3.01           Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Items 2.01 and 3.03 of this report is incorporated herein by reference.

On September 29, 2014, the Company notified The NASDAQ Global Select Market (“NASDAQ”) of the completion of the Merger, and requested that trading in the Common Stock be suspended and that the Common Stock be withdrawn from listing on NASDAQ. The Company also requested that NASDAQ file a delisting application on Form 25 with the Securities and Exchange Commission (the “SEC”) to report the delisting of the Common Stock from NASDAQ.

The Company intends to file with the SEC a Certification and Notice of Termination on Form 15 with respect to the Common Stock, requesting that the Common Stock be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the reporting obligations of the Company with respect to the Common Stock under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03           Material Modifications to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01 and 5.03 is incorporated herein by reference.

At the Effective Time, each share of the Company Stock issued and outstanding immediately prior to the Effective Time (other than (i) shares held by Parent, Merger Sub and any other subsidiary of

Parent (including all shares contributed to Parent by Fosun, the RL Rollover Investors and the Additional Rollover Stockholders), (ii) shares held in treasury or owned by any subsidiary of the Company, and (iii) shares as to which statutory appraisal rights have been perfected under Delaware law) was converted into the right to receive the Merger Consideration, and net of any taxes required to be withheld therefrom, whereupon all such shares were automatically cancelled and ceased to exist, and the holders of such shares ceased to have any rights with respect thereto other than the right to receive the Merger Consideration.

Item 5.01           Changes in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 3.01 and 3.03 of this report is incorporated herein by reference.

On September 29, 2014, pursuant to the terms of the Merger Agreement, Merger Sub was merged with and into the Company, with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Parent. Parent is owned by TPG, Fosun, the RL Rollover Investors and the Additional Rollover Stockholders.

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this report is incorporated herein by reference.

As of the Effective Time, in accordance with the terms of the Merger Agreement, Kenneth A. Nilsson, Holli Harris, Carol R. Kaufman and Julius Y. Oestreicher resigned from the Board of Directors of the Company and all Board committees on which they serve.

As of the Effective Time, in accordance with the terms of the Merger Agreement, the directors of Merger Sub immediately prior to the Effective Time became the directors of the surviving corporation until their respective successors are duly elected and qualified or until their earlier death, resignation or removal.

Item 5.03           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this report is incorporated herein by reference.

On September 29, 2014, pursuant to the terms of the Merger Agreement, at the Effective Time, the Certificate of Incorporation of the Company as in effect immediately prior to the Effective Time was amended and restated to be in the form filed as Exhibit 3.1 to this report, and became the Certificate of Incorporation of the Company, and the Bylaws of the Company as in effect immediately prior to the Effective Time were amended and restated to be in the form filed as Exhibit 3.2 to this report, and became the Bylaws of the Company.

Item 9.01           Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Exhibit
2.1	Amendment No. 2 of Amended and Restated Agreement and Plan of Merger, dated September 29, 2014, by and among Chindex International, Inc., Healthy Harmony Holdings, L.P. and Healthy Harmony Acquisition, Inc.
3.1	Certificate of Incorporation of the Company dated September 29, 2014.
3.2	Bylaws of the Company dated September 29, 2014.
10.1	Amendment No. 1 of First Amended and Restated Support Agreement, dated September 29, 2014, by and among Healthy Harmony Holdings, L.P., TPG Asia VI, L.P. and the Chindex International, Inc. Stockholders named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2014

CHINDEX INTERNATIONAL, INC.

By:	/s/ Lawrence Pemble
	Name:	Lawrence Pemble
	Title:	Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
2.1	Amendment No. 2 of Amended and Restated Agreement and Plan of Merger, dated September 29, 2014, by and among Chindex International, Inc., Healthy Harmony Holdings, L.P. and Healthy Harmony Acquisition, Inc.
3.1	Certificate of Incorporation of the Company dated September 29, 2014.
3.2	Bylaws of the Company dated September 29, 2014.
10.1	Amendment No. 1 of First Amended and Restated Support Agreement, dated September 29, 2014, by and among Healthy Harmony Holdings, L.P., TPG Asia VI, L.P. and the Chindex International, Inc. Stockholders named therein.